UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  August 5, 2021

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number			IRS Employer Identification No.

1-11459	PPL Corporation			23-2758192
(Exact name of Registrant as specified in its charter)
Pennsylvania
Two North Ninth Street
	Allentown,	PA	18101-1179
	(610)	774-5151

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol:	Name of each exchange on which registered
Common Stock of PPL Corporation	PPL	New York Stock Exchange

Junior Subordinated Notes of PPL Capital Funding, Inc.
2007 Series A due 2067	PPL/67	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

On August 5, 2021, PPL Corporation ("PPL") issued a press release announcing its financial results for the quarter ended June 30, 2021 and other business matters. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

On August 5, 2021, at 11:00 a.m. (Eastern Time), members of PPL's senior management will hold a teleconference and webcast with financial analysts to discuss PPL's financial results for the quarter ended June 30, 2021 and other business matters. The event will be available live, in audio format, together with the slides to be used during the teleconference, on PPL's Internet Web site: www.pplweb.investorroom.com/events. The webcast will be available for replay on PPL's Web site for 90 days.

Section 8 – Other Events

Item 8.01 Other Events

On August 5, 2021, PPL announced that its Board of Directors authorized a new share repurchase program pursuant to which PPL may repurchase up to $3 billion of its outstanding common stock, from time to time, in management’s discretion. PPL management currently expects to repurchase approximately $500 million under the repurchase program by December 31, 2021.

The repurchase program enables PPL to acquire shares through open market purchases or privately negotiated transactions, including through a Rule 10b5-1 plan, at the discretion of management and on terms (including quantity, timing and price) that management determines to be advisable. Actions in connection with the repurchase program will be subject to various factors, including PPL's capital and liquidity positions, accounting and regulatory considerations, PPL's financial and operational performance, alternative uses of capital (including potential incremental capital investment opportunities), the trading price of PPL's common stock, and general market conditions. The repurchase program does not obligate PPL to acquire a specific dollar amount or number of shares and may be extended, modified, or discontinued at any time.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release, dated August 5, 2021, announcing PPL's financial results for the quarter ended June 30, 2021, and other business matters, including the recently authorized share repurchase program.
	104 -	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

As provided in General Instruction B.2 of Form 8-K, the information contained in Items 2.02 and 7.01 of this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall any such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Marlene C. Beers
Marlene C. Beers Vice President and Controller

Dated:  August 5, 2021